EXHIBIT 10.18

EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 17, 2009, by and among Sotheby’s, a Delaware corporation (“Parent”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Theta, Inc., a Delaware corporation (“Theta”), Sotheby’s Ventures, LLC, a New York limited liability company (“Ventures LLC”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s Financial Services Limited, a company registered in England (“SFS Ltd.” and, collectively with Parent, Sotheby’s, Inc., SFS Inc., SFS California, Oberon, Theta, Ventures LLC, Oatshare and Sotheby’s U.K., the “Borrowers”), General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), as a Lender and as Agent for the Lenders and the Fronting Lender (in such capacity, the “Agent”), and the other Lenders signatory hereto, amends that certain Credit Agreement, dated as of August 31, 2009 (the “Credit Agreement”), by and among the Borrowers, other Credit Parties signatory thereto, the Agent, the Fronting Lender, and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement.

RECITALS

A. The Borrowers have requested that the Lenders amend the Credit Agreement as set forth herein.

B. The Agent and the Lenders signatory hereto have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by the Borrowers and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Credit Parties signatory hereto, the Lenders signatory hereto and the Agent hereby agree as follows:

1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Section 6.16 of the Credit Agreement is hereby amended and restated as follows:

No Credit Party shall purchase or acquire or commit to purchase or acquire (a) a fee simple or freehold ownership interest in real estate (x) with an aggregate purchase price in excess of the Dollar Equivalent of $5,000,000, or (y) that would cause the purchase prices of all such purchases by all Credit Parties since the Closing Date to exceed, in aggregate, the Dollar Equivalent of $25,000,000, or (b) a leasehold interest in real estate with a term in excess of forty (40) years that would cause the aggregate premium or rent of all such acquisitions of all Credit Parties since the Closing Date for the terms of all such leasehold interests to exceed, in aggregate, the Dollar Equivalent of $25,000,000.

(b) The following new Section 9.10 will be added to the Credit Agreement:

9.10 Release of Collateral or Guarantors. Each Lender hereby authorizes Agent to release the following:

(a) any Subsidiary of any Sotheby Entity from its guaranty of any Obligation of any Credit Party if all of the Stock of such Subsidiary owned by any Credit Party is sold in a sale permitted under the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such sale, such Subsidiary would not be required to guaranty any Obligations pursuant to any Loan Documents; and

(b) any Lien held by Agent for the benefit of the Secured Parties against (i) any Collateral that is sold by a Credit Party in a sale permitted by the Loan Documents (including pursuant to a valid waiver or consent), and (ii) all of the Collateral and all Loan Parties, upon satisfaction of the conditions for such release pursuant to Section 11.2(e).

Each Lender hereby authorizes Agent, and Agent hereby agrees, upon receipt of reasonable advance notice from the Borrower Representative, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guaranties and Liens when and as directed in this Section 9.10.

(c) Clause (a)(i) in Annex C of the Credit Agreement is hereby amended by adding the words “and its payroll accounts” immediately following the phrase “other than the Due-to-Consignor Disbursement Accounts” therein.

(d) Clause (a) in Annex G of the Credit Agreement is hereby amended and restated as follows:

(a) Maximum Capital Expenditures. During each Fiscal Year, Parent and its Subsidiaries on a consolidated basis shall not make Capital Expenditures (other than portions of such Capital Expenditures financed by the Lenders hereunder) during such Fiscal Year in excess of the amount set forth below opposite such Fiscal Year:

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Fiscal Year	Maximum Capital Expenditure

2009	$17,000,000
2010	$22,000,000
Any subsequent Fiscal Year	$17,000,000

Notwithstanding the foregoing, to the extent that Parent and its Subsidiaries on a consolidated basis make Capital Expenditures of less than $17,000,000 during any Fiscal Year (the “Current Fiscal Year”), the aggregate amount available for Parent and its Subsidiaries to make Capital Expenditures during the immediately subsequent Fiscal Year pursuant to this clause (a) shall be increased by an amount equal to the lesser of (i) the excess of $17,000,000 over the amount of Capital Expenditures made by Parent and its Subsidiaries on a consolidated basis during the Current Fiscal Year, and (ii) $8,500,000.

2. Effectiveness of this Amendment; Conditions Precedent. The provisions of Paragraph 1 of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon Agent’s receipt of a counterpart of this Amendment executed and delivered by duly authorized officers of each Borrower, each Credit Party, the Requisite Lenders and Agent.

3. Miscellaneous.

(a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

(b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

(c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

(d) Representations, Warranties and Covenants. Each Credit Party hereby represents and warrants that, as of the date hereof:

(i) this Amendment and the Credit Agreement as amended by this Amendment, constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

(ii) its execution, delivery and performance of this Amendment and its performance of the Credit Agreement as amended by this Amendment, to the extent a party thereto, have been duly authorized by all necessary corporate action and do not: (1)

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contravene the terms of any of such Credit Party’s charter, bylaws or operating agreement, as applicable, (2) violate any law or regulation, or any order or decree of any court or Governmental Authority; (3) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Sotheby Entity is a party or by which any Sotheby Entity or any of its property is bound, (4) result in the creation or imposition of any Lien upon any of the property of any Sotheby Entity other than those in favor of Agent, on behalf of itself and the other Secured Parties, pursuant to the Loan Documents; or (5) require the consent or approval of any Governmental Authority or any other Person that has not already been obtained; and

(iii) (1) no Default or Event of Default has occurred and is continuing and (2) all of the representations and warranties of such Credit Party contained in the Credit Agreement and in each other Loan Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct as of the date of such Credit Party’s execution and delivery hereof or thereof as though made on and as of such date.

(e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(f) Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. Each Credit Party hereby represents and warrants to each Lender and the Agent that all authorizations, consents and approvals of such Credit Party’s board of directors, shareholders, members or any other Persons necessary to permit such Borrower to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended hereby, and to permit the Lenders and the Agent to enforce such obligations, have been obtained. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

(g) No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Agent or any Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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(h) Agent’s Expenses. The Borrowers hereby jointly and severally agree to promptly reimburse Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOTHEBY’S, a Delaware corporation		OATSHARE LIMITED
By:	/s/ Michael L. Gillis	By:	/s/ William S. Sheridan

Name:	Michael L. Gillis	Name:	William S. Sheridan
Title:	SVP, Treasurer	Title:	EVP & Chief Financial Officer

SOTHEBY’S, INC.		SOTHEBY’S, a company registered in England
By:	/s/ Michael L. Gillis	By:	/s/ William S. Sheridan

Name:	Michael L. Gillis	Name:	William S. Sheridan
Title:	SVP, Treasurer	Title:	EVP & Chief Financial Officer

SOTHEBY’S FINANCIAL SERVICES, INC. SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC. OBERON, INC. THETA, INC. SOTHEBY’S VENTURES, LLC		SOTHEBY’S FINANCIAL SERVICES LIMITED
By:	/s/ Michael L. Gillis	By:	/s/ William S. Sheridan

Name:	Michael L. Gillis	Name:	William S. Sheridan
Title:	SVP, Treasurer	Title:	EVP & Chief Financial Officer

Signature Page to

Amendment No. 1

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender
By:	/s/ Daniel T. Eubanks

Name:	Daniel T. Eubanks
Title:	DULY AUTHORIZED SIGNATORY

Signature Page to

Amendment No. 1

HSBC BANK PLC, as a Lender
By:	/s/ Paul Hagger

Name:	Paul Hagger
Title:	Global Relationship Manager

Signature Page to

Amendment No. 1

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Randolph Cates

Name:	Randolph Cates
Title:	VP, Sr. Relationship Manager

Signature Page to

Amendment No. 1

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Larry Favre

Name:	Larry Favre
Title:	SVP

Signature Page to

Amendment No. 1

THE PRIVATEBANK AND TRUST COMPANY, as a Lender
By:	/s/ Mitchell Rasky

Name:	Mitchell Rasky
Title:	Managing Director

Signature Page to

Amendment No. 1

TD BANK, N.A., as a Lender
By:	/s/ Stephen A. Caffrey

Name:	Stephen A. Caffrey
Title:	Vice President

Signature Page to

Amendment No. 1

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Edwin B. Cox, Jr.

Name:	Edwin B. Cox, Jr.
Title:	Senior Vice President

Signature Page to

Amendment No. 1

COMERICA BANK, as a Lender
By:	/s/ Chris Rice

Name:	Chris Rice
Title:	Corporate Banking Officer

Signature Page to

Amendment No. 1

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender
By:	/s/ Richard Tripaldi

Name:	Richard Tripaldi
Title:	Vice President

By:	/s/ David Acosta

Name:	David Acosta
Title:	Senior Vice President

Signature Page to

Amendment No. 1

Acknowledged and Agreed

as of the date first above written:

SOTHEBYS.COM LLC, as a Credit Party
By:	/s/ William S. Sheridan

Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC,
each as a Credit Party

By:	/s/ Michael L. Gillis

Name:	Michael L. Gillis
Title:	SVP, Treasuer

SUNRISE LIQUORS & WINES, INC., as a Credit Party
By:	/s/ Richard C. Buckley

Name:	Richard C. Buckley
Title:

Signature Page to

Amendment No. 1